Exhibit 99.1

PRECISION THAT MOVES™ Staying one step ahead of disease R.T ., living with GIST J.P. Morgan Healthcare JANUARY 13-16, 2020 Conference 1 © 2020 Blueprint Medicines Corporation

Forward-looking statements

This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. The words "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "project," "potential," "continue," "target" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. In this presentation, forward-looking statements include, without limitation, statements regarding Blueprint Medicines' 2020 key milestones; Blueprint Medicines' plans, strategies, timelines and expectations for the preclinical and clinical development and commercialization of AYVAKIT™ (avapritinib), pralsetinib, fisogatinib, and BLU-263; plans and timelines for submitting marketing applications for avapritinib and pralsetinib and, if approved, commercializing avapritinib for additional indications or pralsetinib; the potential benefits of Blueprint Medicines' current and future drug candidates in treating patients; expectations regarding Blueprint Medicines' existing cash, cash equivalents and investments; and Blueprint Medicines' strategy, goals and anticipated milestones, business plans and focus. Blueprint Medicines has based these forward-looking statements on management's current expectations, assumptions, estimates and projections. While Blueprint Medicines believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other important factors, many of which are beyond Blueprint Medicines' control and may cause actual results, performance or achievements to differ materially from those expressed or implied by any forward-looking statements. These risks and uncertainties include, without limitation, risks and uncertainties related to the delay of any current or planned clinical trials or the development of Blueprint Medicines' drug candidates, including avapritinib, pralsetinib, fisogatinib and BLU-263, or the licensed products, including BLU-782; Blueprint Medicines' advancement of multiple early-stage efforts; Blueprint Medicines' ability to successfully demonstrate the efficacy and safety of its drug candidates and gain approval of its drug candidates on a timely basis, if at all; the preclinical and clinical results for Blueprint Medicines' drug candidates, which may not support further development of such drug candidates; actions or decisions of regulatory agencies or authorities, which may affect the initiation, timing and progress of clinical trials or marketing applications; Blueprint Medicines' ability to obtain, maintain and enforce patent and other intellectual property protection for any drug candidates it is developing; Blueprint Medicines' ability and plans for establishing a commercial infrastructure, and successfully launching, marketing and selling its current or future approved products; Blueprint Medicines' ability to successfully expand the indications for AYVAKIT in the future; Blueprint Medicines' ability to develop and commercialize companion diagnostic tests for its current and future drug candidates; and the success of Blueprint Medicines' current and future collaborations, partnerships, and license, including its collaborations with F. Hoffmann-La Roche Ltd and Hoffmann-La Roche Inc. (collectively, "Roche") and CStone Pharmaceuticals ("CStone") and its license agreement with Clementia Pharmaceuticals Inc. ("Clementia").

These and other risks and uncertainties are described in greater detail under "Risk Factors" in Blueprint Medicines' filings with the Securities and Exchange Commission ("SEC"), including Blueprint Medicines' most recent Quarterly Report on Form 10-Q and any other filings Blueprint Medicines has made or may make with the SEC in the future. Blueprint Medicines cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that Blueprint Medicines' expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. The forward-looking statements in this presentation are made only as of the date hereof, and except as required by law, Blueprint Medicines undertakes no obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise.

This presentation also contains estimates, projections and other statistical data made by independent parties and by Blueprint Medicines relating to market size and growth and other data about Blueprint Medicines' industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of Blueprint Medicines' future performance and the future performance of the markets in which Blueprint Medicines operates are necessarily subject to a high degree of uncertainty and risk.

2

2020 Blueprint: three key themes Now approved in the U.S. R.S., living with SM Fully integrated commercial-stage company, with multiple planned global regulatory submissions for avapritinib and pralsetinib Expanded strategic focus on systemic mastocytosis and related mast cell disorders Continuous strengthening of pipeline, with plans to nominate up to 3 development candidates this year SM, systemic mastocytosis. Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) (CSTI). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content. 3 Not for promotional use.

The rapid evolution of Blueprint Medicines

IMAGINING A NEW PLATFORM	BUILDING THE PIPELINE	REALIZING THE VISION
2011 – 2014	2015 – 2019	2020 – FUTURE

HIGHLY SELECTIVE KINASE MEDICINE DISCOVERY PLATFORM



avapritinib

RAPID CLINICAL PROOF-OF-CONCEPT ACROSS MULTIPLE PROGRAMS



Avapritinib in advanced systemic mastocytosis: change in serum tryptase[1]

- Integrated commercialization
- Indication expansion
- Therapeutic area leadership
- Innovative kinase biology

1 Data presented at the European Hematology Association Annual Meeting in June 2019. Data cutoff date: January 2, 2019. Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) (CSTI). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content.

Not for promotional use.

4

A powerful vision for delivering durable benefit with targeted therapy


DETECT
INTERPRET
ACT

HIGHLY SELECTIVE INHIBITORS

Potent inhibition of genetic drivers leads to rapid, deep and durable responses

PATIENT SELECTION

Understanding of disease heterogeneity enables responder hypotheses

ADAPTIVE ABILITY

Research engine rapidly empowers solutions for acquired resistance

Not for promotional use.

5

Expand applications to reach broader patient populations Address disease heterogeneity Address disease evolution Expand to new populations 3 4 Patient lection rategy 2 Fast expansion on PO sequential treatment approaches Change the paradigm Target single driver 5 Tumor agnostic treatment and preventative combinations Selective and pote inhibitor 1 Discrete Patient population Expanded POC, proof of concept 6 Not for promotional use.

Build therapeutic leadership by leveraging insights and efficiencies Next-generation inhibitors Combination strategies Enhanced patient selection C L I N I C A L A N D C O M M E R C I A L S C A L E T R A N S L A T I O N A L I N S I G H T S 7 Not for promotional use.

Seek to deliver a portfolio of new medicines to patients globally

MULTIPLE ANTICIPATED COMMERCIAL LAUNCHES THROUGH 2021

	Q1 2020	Q2 2020	Q3 2020	Q4 2020	2021[3]
GIST avapritinib	US - PDGFRA GIST[1]	US - 4L GIST	EU - PDGFRA GIST[2]		US - 3L GIST
SM avapritinib					US - Advanced SM
RET pralsetinib				US - NSCLC	US - 2L MTC EU - NSCLC

Launch underway (US - PDGFRA GIST); Launch planned (all others)

blueprint MEDICINES

1. Approved in the U.S. for unresectable or metastatic GIST harboring a PDGFRA exon 18 mutant, including PDGFRA D842V mutations. 2. The proposed MAA indication is unresectable or metastatic GIST harboring a PDGFRA D842V mutation. 3. Represents planned NDA/MAA submissions. GIST, gastrointestinal stromal tumor; MAA, marketing authorization application; MTC, medullary thyroid cancer; NDA, new drug application; NSCLC, non-small cell lung cancer; SM, systemic mastocytosis; 2L, second-line; 3L, third-line; 4L, fourth-line

Not for promotional use.

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Avapritinib: a precision therapy with broad potential U.S. REGULATORY SUBMISSION STATUS LATE CLINICAL DEVELOPMENT PDGFRA exon 18 mutant GIST APPROVED1 4L GIST SUBMITTED 2H 2020 3L GIST Advanced SM 2H 2020 Indolent and smoldering SM Avapritinib Potent and highly selective KIT and PDGFRA inhibitor 1. Approved in the U.S. for the treatment of adults with unresectable or metastatic GIST harboring a PDGFRA exon 18 mutation, including PDGFRA D842V mutations. Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) (CSTI). The foregoing website is mai ntained by CSTI, and Blueprint Medicines is not responsible for its content. 9 Not for promotional use.

AYVAKIT™ (avapritinib) is now approved in the United States INDICATION AYVAKIT is indicated for the treatment of adults with unresectable or metastatic GIST harboring a PDGFRA exon 18 mutation, including PDGFRA D842V mutations AVAILABLE DOSE STRENGTHS 100, 200 and 300 mg tablets First precision therapy for GIST • Approved regardless of line of therapy Only highly effective treatment for PDGFRA exon 18 mutant GIST 10 Full prescribing information is available at www.AYVAKIT.com. Not for promotional use.

Full approval of AYVAKIT based on Phase 1 NAVIGATOR trial 11 Full prescribing information is available at www.AYVAKIT.com. CI, confidence interval. Not for promotional use. EFFICACY PARAMETER PDGFRA EXON 18 (N=43) PDGFRA D842V (N=38) Overall response rate (95% CI) 84% (69%, 93%) 89% (75%, 97%) Complete response, n (%) 3 (7%) 3 (8%) Partial response, n (%) 33 (77%) 31 (82%) Duration of response n=36 N=34 Median in months (range) Not reached (1.9+, 20.3+) Not reached (1.9+, 20.3+)

Safety highlights from AYVAKIT prescribing information MOST COMMON ADVERSE REACTIONS (≥20%; ANY GRADE):1 • Edema, nausea, fatigue/asthenia, cognitive impairment, vomiting, decreased appetite, diarrhea, hair color changes, increased lacrimation, abdominal pain, constipation, rash, and dizziness WARNINGS AND PRECAUTIONS: • Intracranial hemorrhage –Occurred in 1% of 267 patients with GIST who received AYVAKIT CNS adverse reactions –Occurred in 58% of 335 patients who received AYVAKIT • • Cognitive impairment: 41% (3.6% Grade 3 or 4) –Overall, 3.9% of patients required treatment discontinuation due to a CNS adverse reaction Embryo-fetal toxicity • Important safety information and full prescribing information are available at www.AYVAKIT.com. 1. Adverse reactions in 204 patients with unresectable or metastatic GIST who received 300-400 mg once daily of AYVAKIT. CNS, central nervous system. Not for promotional use. 12

Strategic imperatives for the AYVAKIT launch Be recognized as the leader in precision medicine by hematology/oncology centers of excellence Drive positive first experiences with AYVAKIT among GIST prescribers Provide best-in-class patient support to optimize patient access and adherence Catalyze patient identification in GIST and across J.D., living w ith GIST portfolio therapeutic areas Focused portfolio field footprint with ~40 area business managers 13 Not for promotional use.

Systemic mastocytosis is one disease with a common genetic driver

~95% of patients have KIT D816V mutation

Indolent SM	Advanced SM

Debilitating symptoms

Life-threatening impact

Requirement for long-term therapy

Requirement for high treatment intensity

75,000 prevalent patients in major markets[1]

blueprint MEDICINES

Major markets include US, EU5 and Japan. 1. Cohen S et al Br J Haematol (2014) 166(4):521-8 and World Bank Population estimates.

14

Not for promotional use.

Comprehensive systemic mastocytosis clinical trial program Advanced SM Phase 1 dose-escalation trial with open-label expansion Advanced SM Phase 2 single-arm trial Indolent SM Phase 2 randomized, double-blind, placebo-controlled trial 15 Not for promotional use.

EXPLORER trial data for patients with advanced SM:
Profound activity on all measures of mast burden in nearly all patients

BONE MARROW MAST CELLS


Maximum Percent Change from Baseline
60
40
20
0
-20
-40
-60
-80
-100

SERUM TRYPTASE


Maximum Percent Change from Baseline
20
0
-20
-40
-60
-80
-100

KIT D816V MUTANT ALLELE FRACTION


Maximum Percent Change from Baseline
20
0
-20
-40
-60
-80
-100

SPLEEN VOLUME


Maximum Percent Change from Baseline
0
-20
-40
-60
-80
-100

blueprint MEDICINES

EXPLORER trial data reported on December 8, 2019. Data cutoff: August 30, 2019.

Not for promotional use.

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EXPLORER trial data for patients with advanced SM:

Remarkable response rate and prolonged duration of response

- FDA breakthrough therapy designation[3]
- Robust activity across all disease subtypes
- Median follow up of 21 months with ongoing treatment up to ~3.5 years[1]

BEST RESPONSE PER IWG-MRT-ECNM CRITERIA
ALL DOSES (N=48)[1]

77% Confirmed ORR[2]

Median DOR and OS not reached

SAFETY ALL DOSES (N=80)[1]

- Avapritinib was generally well-tolerated, and most AEs were grade 1 or 2[4]
- Most common treatment-emergent AEs were periorbital edema, anemia, diarrhea, fatigue, peripheral edema, nausea, thrombocytopenia, vomiting and cognitive effects
- Across all doses, 6 patients discontinued treatment due to treatment-related AEs

1. EXPLORER trial data reported on December 8, 2019. Data cutoff: August 30, 2019. 2. ORR defined as complete remission with full or partial recovery of peripheral blood counts, partial remission or clinical improvement. 3. Avapritinib granted Breakthrough Therapy Designation for the treatment of advanced SM, including the subtypes of aggressive SM, SM with an associated hematologic neoplasm and mast cell leukemia. 4. After the data cutoff date, one patient with SM and an associated hematologic neoplasm (SM-AHN) of myelodysplastic syndrome had a Grade 5 intracranial bleed. At the time of the bleeding event, the patient had severe thrombocytopenia and experienced a serious injury involving head trauma. AE, adverse events. DOR, duration of response; ORR, overall response rate; OS, overall survival.

17

Not for promotional use.

Adjustment of NDA submission timing for avapritinib for advanced SM enhances dataset at 200 mg QD dose and increases probability of success

COMBINED EXPLORER AND PATHFINDER TRIAL DATASET


Q1 2020
2H 2020*
Safety Population
N= 101
n= 15
n= ~50
Safety Population
N= ~135
Patients with starting dose of 200 mg QD and IWG evaluable
Patients with all other starting doses or not IWG evaluable

- Based on ongoing discussions with FDA, now plan to submit supplemental NDA for avapritinib for advanced SM in 2H 2020
- Plan to include additional patients treated with a starting dose of 200 mg QD, the proposed indicated dose
- Target enrollment for efficacy in PATHFINDER trial is complete and follow-up is ongoing

* Estimated based on Blueprint Medicines' clinical trial plan. QD, once daily.

Not for promotional use.

18

EXPLORER trial data for patients with indolent SM: Robust reductions on measures of mast cell burden Serum tryptase Marrow mast cells Spleen volume Marrow KIT D816V Data presented at the European Hematology Association Annual Meeting in June 2019. Data cutoff date: January 2, 2019. 19 Not for promotional use.

EXPLORER trial data for patients with indolent SM: Improvement in disease symptoms and PRO survey total symptom score Total Symptom Score Total Symptom Score 00 Total Symptom Score 00. ota Sy pto Sco e 70 70 Fatigue Vomit Fatigue Vomit 60 60 08 Vomit 01 Fatigue 08.Vomit 01.Fatigue 50 50 40 40 30 30 20 20 Itching g Spots Flushing Spots 10 10 Flushinushging 0N3 Naa usea Itching Nausea tching 03.Spo Diarrhea Abdominal Diarrhea Abdominal 20 EXPLORER trial data analysis. Data cutoff date: August 30, 2019. PRO, patient reported outcomes. Not for promotional use. Mean baseline score Best score reduction ALL PATI E N TS ( N = 3 9 ) I NDO L E NT S M PAT I E NT S ( N= 5 )

EXPLORER trial data for patients with indolent SM: Prolonged durations of therapy at low doses • • 14 of 15 (93%) remained on treatment up to nearly 3 years (cycle 36) Average dose was 126 mg with 73% treated at 100 mg QD EXPLORER trial data analysis. Data cutoff date: January 2, 2019. ISM, indolent SM; SSM, smoldering SM. 21 Not for promotional use.

PIONEER trial data for patients with indolent SM:
All avapritinib doses showed rapid and robust reductions in serum tryptase

MEAN PERCENT CHANGE IN SERUM TRYPTASE



20
0
-20
-40
-60
-80
placebo
avapritinib 25 mg QD
avapritinib 100 mg QD
avapritinib 50 mg QD
Baseline
C1D8
C1D15
C1D22
C2D1
C3D1
C4D1

BASELINE CHARACTERISTICS

- Significant symptom burden in every patient enrolled
- 84% of screened patients met minimum symptom burden eligibility requirement
- Baseline median Total Symptom Score was 52 (range: 19–100)

SAFETY (N=30) ALL DOSES

- Most reported AEs were grade 1 or 2
- No intracranial bleeding, thrombocytopenia or anemia reported
- No patients discontinued treatment due to an AE

blueprint MEDICINES

PIONEER data presented at ASH 2019 Annual Meeting. Data cutoff: November 12, 2019.

Not for promotional use.

22

Next steps for the PIONEER trial of avapritinib in indolent SM Safety PIONEER Dose-finding Part 1 PIONEER Registration-enabling Part 2 Select RP2D Serum tryptase ISM-SAF TSS Complete enrollment of dose-finding Part 1 Report initial safety and serum tryptase data at ASH 2019 Annual Meeting Plan to report additional Part 1 data in late-breaking oral abstract at AAAAI 2020 on March 14, 2020 Complete enrollment of the registration-enabling Part 2 by the end of 2020 AAAAI, American Academy of Allergy, Asthma & Immunology; RP2D, recommended part 2 dose. 23 Not for promotional use.

BLU-263 was advanced based on insights from avapritinib

POTENT
Sub-nanomolar potency against KIT D816V

SELECTIVE
Highly selective for KIT, with low off-target activity

CNS PROFILE
Designed to not cross blood-brain barrier

PLAN TO INITIATE PHASE 1 TRIAL IN HEALTHY VOLUNTEERS IN 1H 2020

blueprint MEDICINES

24

Not for promotional use.

Pralsetinib: an investigational precision therapy for RET-altered cancers


RET
HUMAN KINOME

	LATE CLINICAL DEVELOPMENT	U.S. REGULATORY SUBMISSION STATUS
RET fusion NSCLC		Q1 2020
2L MTC		Q2 2020
RET-altered tumors		

Pralsetinib

Potent and highly selective RET inhibitor

INITIATED ROLLING NDA SUBMISSION TO FDA FOR RET FUSION NSCLC IN JANUARY 2020

blueprint MEDICINES

Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) (CSTI). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content.

Not for promotional use.

25

RET alterations: oncogenic drivers lacking a targeted therapeutic approach <1% RET-altered, including:5,6 colorectal 1 Lipson, et al. Nat Med 2012. 2 Takeuchi, et al. Nat Med 2012. 3 Romei, et al. Oncotarget 2018. 4 Santoro, et al. J Clin Invest 1992. 5 Kato, et al. Clin Cancer Res 2017. 6 Ballerini, et al. Leukemia 2012. Not for promotional use. 26 Multiple other tumor types esophageal pancreatic breast melanoma leukemia Non-small cell lung cancer: ~1-2% RET fusions1,2 Advanced medullary thyroid cancer: ~90% RET mutations3 Papillary thyroid cancer: ~20% RET fusions4

Pralsetinib is a potential best-in-class selective RET inhibitor and the cornerstone of our lung cancer portfolio EQUIPOTENT INHIBITION of RET fusions and mutations, including predicted gatekeeper resistance mutations CLINICAL RESPONSES in 2 of 4 patients previously treated with selpercatinib 2 HIGH RESPONSE RATES AND DURABLE ACTIVITY in RET+ NSCLC1 and MTC2 patients FDA BREAKTHROUGH THERAPY DESIGNATIONS for RET+ NSCLC and MTC3 STRONG ACTIVITY AGAINST BRAIN METASTASES in patients with RET+ NSCLC2 WELL-TOLERATED WITH LOW DISCONTINUATION RATES in advanced cancer populations1,2 1. Top-line NSCLC data reported on January 8, 2020. Data cutoff date: November 18, 2020. 2. Data presented at ASCO Annual Meeting in June 2019. Data cutoff date: April 28, 2019. 3. FDA has granted breakthrough therapy designations to pralsetinib for the treatment of RET fusion-positive NSCLC that has progressed following platinum-based chemotherapy and RET-mutant MTC that requires systemic treatment and for which there are no acceptable alternative treatments. Not for promotional use. 27

NSCLC patients with RET fusions have no highly effective treatment options 1 Mazieres, et al. JCO 2018. 2 Drillon, et al. Lancet 2017. 3 Yoh, et al. Lancet Respir Med 2017. 28 Not for promotional use. • Chemotherapy: nonspecific, low response rates, significant toxicity • Checkpoint inhibition: Preliminary evidence for lack of benefit in RET-altered NSCLC1 • Multi-kinase inhibitors: ↓ activity, ↑ off-target toxicity2,3 • Growing understanding of RET-driven resistance • No selective RET inhibitors are approved

Centrally reviewed top-line ARROW trial data showed robust and durable clinical activity for pralsetinib in RET fusion NSCLC

61%
ORR[1]

RET-fusion NSCLC with prior platinum chemotherapy

400 mg QD, N=80

73%
ORR[2]

RET-fusion NSCLC with no prior systemic therapy

400 mg QD, N=26



ALL NSCLC PATIENTS (400 MG QD)
PER CENTRAL RADIOLOGY
40
20
0
-20
-40
-60
-80
-100

- Median DOR not reached (95% CI: 11.3 months, NE) in patients treated with 400 mg QD
- Safety results (N=354; 400 mg QD) were consistent with prior data; most reported AEs were grade 1 or 2
- Overall, 4% of patients discontinued treatment due a treatment-related AE

Top-line data from the Phase 1/2 ARROW trial in patients with RET fusion NSCLC. Data cutoff date: November 18, 2019. 1. Two responses pending confirmation. 2. All responses confirmed. CR, complete response; NE, not estimable; PD, progressive disease; PR, partial response; SD, stable disease.

Not for promotional use.

29

RET-altered thyroid cancer patients may benefit from highly targeted therapy 1 Drillon, et al. Nature Reviews Clinical Oncology, 2017. 30 Not for promotional use. • Multi-kinase inhibitors are approved for MTC, but have important limitations:1 • 25-44% ORR • Off-target toxicity often requiring dose modification or discontinuation • Emergence of resistance • No selective RET inhibitors are approved

ARROW trial data presented at ASCO 2019 showed robust and durable clinical activity for pralsetinib in MTC and other RET-altered cancers

63%

ORR[1]

RET-mutant MTC previously treated with an MKI

400 mg QD, n=16


ALL MTC PATIENTS (400 MG QD)
20
0
-20
-40
-60
-80
-100
Cabo and Vand-naive
Prior Cabo or Vand

ADDITIONAL RESULTS

- Across all MTC patients, 97% disease control rate
- Median duration of response not reached; all responders remain on treatment with durations up to 15.6 months
- 83% ORR in papillary thyroid cancer[3]
- Additional clinical responses observed in pancreatic cancer and intrahepatic bile duct carcinoma

Data presented at ASCO Annual Meeting in June 2019. Includes MTC patients treated at the recommended Phase 2 dose of 400 mg QD and enrolled as of November 14, 2018 with follow-up through a data cutoff date of April 28, 2019. All responses were investigator assessed. [1] Two responses pending confirmation. [3] Six patients were evaluable for response assessment (3 confirmed PRs, 2 PRs pending confirmation). Cabo, cabozantinib; Vand, vandetininb.

Not for promotional use.

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A powerful scientific platform with a focused research strategy Difficult-to-drug Kinase targets that are difficult to drug with existing technologies Treatment-resistant Kinase targets characterized by alterations promoting resistance to existing therapies Novel biology New kinase targets identified via computational and cell biology Nominated potential first-in-class development candidate for resistant EGFR+ triple mutant NSCLC Plan to nominate up to 2 additional development candidates in 2020 32 Not for promotional use.

DISCOVERY
EARLY-STAGE DEVELOPMENT
LATE-STAGE DEVELOPMENT
REGULATORY SUBMISSION
APPROVED
Avapritinib (KIT & PDGFRA)
PDGFRA GIST[1,2,3]
MAA
U.S.
4L GIST[1,2]
NDA
3L GIST[1,2]
NDA
2L GIST[1,2]
Advanced SM[2]
NDA
Indolent SM[2]
Pralsetinib, formerly BLU-667 (RET)
2L RET+ NSCLC[1,2]
NDA[4] / MAA
1L RET+ NSCLC[1,2]
EGFR+ NSCLC (+osimertinib)[1,2]
2L MTC[1,2]
NDA
Other RET-altered solid tumors[1,2]
Fisogatinib, formerly BLU-554 (FGFR4)
Advanced HCC[2]
Advanced HCC (+CS-1001)[2]
BLU-263 (KIT)
Indolent SM
(EGFR+ C797S double mutant)
EGFR+ NSCLC[1]
(EGFR+ T790M/C797S triple mutant)
EGFR+ NSCLC[1]
(2 undisclosed targets)
(MAP4K1)[5]
(3 undisclosed immunokinase targets)[5]
ongoing or completed
planned

1. Unresectable or metastatic disease. 2. CStone Pharmaceuticals has exclusive rights to develop and commercialize avapritinib, pralsetinib and fisogatinib in Mainland China, Hong Kong, Macau and Taiwan. Blueprint Medicines retains all rights in the rest of the world. 3. Approved in the U.S. for the treatment of adults with unresectable or metastatic GIST harboring a PDGFRA exon 18 mutation, including PDGFRA D842V mutations. The proposed MAA indication is unresectable or metastatic GIST harboring a PDGFRA D842V mutation. 4. Expect to complete rolling NDA in Q1 2020. 5. In collaboration with Roche. Blueprint Medicines has U.S. commercial rights for up to two programs. Roche has worldwide commercialization rights for up to two programs and ex-U.S. commercialization rights for up to two programs. 1L, first-line; HCC, hepatocellular carcinoma.

Not for promotional use.

33

Strong financial position entering 2020 Based on current operating plans, expect existing cash balance will fund operations into 2H 2021** * Unaudited ** Includes $25.0 million upfront cash payment from Clementia and $8.0 million research milestone achieved in the fourth quarter of 2019 under the Roche collaboration but excludes any additional potential option fees, milestone payments or other payments from Roche, CStone or Clementia. 34 Three Months Ended September 30, 2019* 2018* $9.1M $1.1M $81.5M $64.6M $25.6M $12.0M $(94.3)M $(72.7)M Statement of Operations Collaboration Revenue Research & Development Expenses General & Administrative Expenses Net Loss September 30, 2019* December 31, 2018 $594.5M $494.0M Balance Sheet Cash, Cash Equivalents and Investments

Anticipated 2020 milestones

REGULATORY APPROVALS

Avapritinib in fourth-line GIST in the U.S. in Q2 2020
Avapritinib in PDGFRA D842V GIST in the EU in Q3 2020
Pralsetinib in RET+ NSCLC in the U.S. by the end of 2020

REGULATORY SUBMISSIONS

Pralsetinib NDA to FDA for RET+ NSCLC in Q1 2020
Pralsetinib NDA to FDA for 2L RET+ MTC in Q2 2020
Avapritinib sNDA to FDA for advSM in 2H 2020
Avapritinib sNDA to FDA for 3L GIST in 2H 2020
Pralsetinib MAA to EMA for RET+ NSCLC in Q2 2020

TOP-LINE REGISTRATION DATA

Avapritinib VOYAGER trial in 3L GIST in Q2 2020

MEDICAL MEETING PRESENTATIONS

Avapritinib PIONEER trial Part 1 in ISM in Q1 2020
Pralsetinib ARROW trial in RET+ NSCLC in 2020
Pralsetinib ARROW trial in RET+ MTC in 2020
Avapritinib VOYAGER trial in 3L GIST in 2020
Avapritinib EXPLORER and PATHFINDER trials in advSM in 2H 2020

COMPLETE TRIAL ENROLLMENT

Avapritinib PIONEER trial Part 2 in ISM by the end of 2020

TRIAL INITIATIONS

BLU-263 Phase 1 trial in healthy volunteers in 1H 2020
Pralsetinib Phase 3 trial in 1L MTC in 2H 2020

RESEARCH PIPELINE

Nominate up to 3 development candidates in 2020

blueprint MEDICINES

advSM, advanced systemic mastocytosis; sNDA, supplemental new drug application.

35

Not for promotional use.